[logo]

EATON VANCE(R)
==============
MANAGED INVESTMENTS

[graphic omitted]

Annual Report October 31, 2002

                                  EATON VANCE
                                 FLOATING-RATE
                                     FUND

-------------------------------------------------------------------------------
                      IMPORTANT NOTICE REGARDING DELIVERY
                           OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.
-------------------------------------------------------------------------------

Eaton Vance Floating-Rate Fund as of October 31, 2002

LETTER TO SHAREHOLDERS

[Photo of Thomas E. Faust Jr.]

Thomas E. Faust Jr.
President

Despite a weak credit market coupled with record-low short-term interest rates, the Fund delivered a positive total return for the year and, in so doing, proved to be an effective shelter from extreme volatility in the broader capital markets. The Fund's Class B shares had a net asset value per share of $9.56 as of October 31, 2002, and dividends for the year ending as of the same date were $0.343. The distribution rate on October 31, 2002, was 3.61%(1) and the SEC 30-day yield for Class B shares was 3.61%.(2)

The Fund's Class C shares had a net asset value per share of $9.56 as of October 31, 2002, and dividends for the year ending as of the same date were $0.343. The distribution rate on October 31, 2002, was 3.61%(1) and the SEC 30-day yield for Class C shares was 3.61%.(2)

The Fund's Institutional shares had a net asset value per share of $9.56 as of October 31, 2002, and dividends for the year ending as of the same date were $0.442. The distribution rate on October 31, 2002, was 4.61%(1) and the SEC 30-day yield for Institutional shares was 4.62%.(2)

The Fund's Advisers Class shares had a net asset value per share of $9.56 as of October 31, 2002, and dividends for the year ending as of the same date were $0.417. The distribution rate on October 31, 2002, was 4.37%(1) and the SEC 30-day yield for Advisers Class shares was 4.37%.(2)

While its returns reflected record low interest rates, the Fund maintained its characteristically low volatility...

The year ended October 31, 2002 featured continued volatility in the financial markets, amid uncertainty about the strength of the economic recovery. Understandably, the loan universe reflected those concerns. Although total returns remained positive, they were disappointing when compared to those of previous years. The Fund's volatility again remained quite low. Relative stability is a valuable characteristic in a period featuring such volatility.

In these times, it may be worthwhile to recall the tendency of markets to revert to their historical trends. Risk-conscious investors may seek to use the Fund as a refuge from bond market volatility and a hedge against an interest rate reversal. Eaton Vance Floating-Rate Fund continues its conservative mandate of seeking high current income, while considering the preservation of capital. We believe that the Fund - investing primarily in senior floating-rate loans - offers a unique way for fixed-income investors to benefit from a turnaround in the economy and an eventual upturn in interest rates. In the following pages, co-portfolio managers Scott Page and Payson Swaffield review the loan market of the past year and look ahead to 2003.

                                  Sincerely,

                              /s/ Thomas E. Faust Jr.

                                  Thomas E. Faust Jr.
                                  President
                                  December 11, 2002

Fund Information
as of October 31, 2002

Performance(3)                                         Institutional   Advisers
                               Class B       Class C       Class        Class
-------------------------------------------------------------------------------
Average Annual Total Returns
  (at net asset value)
-------------------------------------------------------------------------------
One Year                        0.91%         0.80%        1.82%         1.56%
Life of Fund+                   1.72          1.74         2.77          2.42

SEC Average Annual Total Returns
  (including applicable CDSC)
-------------------------------------------------------------------------------
One Year                       -3.97%        -0.17%        1.82%         1.56%
Life of Fund+                  -1.02          1.74         2.77          2.42

+ Inception Dates - Class B: 2/5/01; Class C: 2/1/01; Class I: 1/30/01;
  Advisers Class: 2/7/01

Ten Largest Holdings(4)
-------------------------------------------------------------------------------

Charter Communications Operating, LLC           1.8%
Rite-Aid Corp.                                  1.6
Metro-Goldwyn-Mayer Studios, Inc.               1.0
Mandalay Resort group                           1.0
Amerisource Bergen                              1.0
New England Sports Ventures LLC                 1.0
Community Health Systems, Inc.                  0.9
Amphenol Corp.                                  0.9
The Premcor Refining Group, Inc.                0.9
Jefferson Smurfit Corp.                         0.9


(1) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (2) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year;2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC. Advisers Class and Institutional shares generally have no sales charge. Advisers Class and Institutional shares redeemed within 3 months of purchase, including exchanges, are subject to a 1% redemption fee, which is not reflected in this return.(4) Ten largest holdings account for 11.0% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Floating-Rate Fund as of October 31, 2002

MANAGEMENT DISCUSSION

[Photo of Scott H. Page]

Scott H. Page

[Photo of Payson F. Swaffield]

Payson F. Swaffield

An interview with Scott H. Page and Payson F. Swaffield, co-portfolio managers of Floating Rate Portfolio.

Q:  SCOTT, how would you describe the loan market during the past year?

A: MR. PAGE: Despite our positive return, conditions in the loan market remained challenging during the fiscal year. The credit environment deteriorated due to a stubbornly weak economy and disappointing earnings results. In addition, accounting scandals and corporate malfeasance took a toll on investor sentiment, as lenders focused increasingly intense scrutiny on potential borrowers. Finally, short-term interest rates, already at 40-year lows, fell further, as the Federal Reserve reduced the Federal Fund rate in November, its twelfth cut in the past two years. The lower short-term rates caused a decline in the Fund's yield, as that yield moves up or down with corresponding changes in short-term rates such as LIBOR.

Q: PAYSON, how would you characterize the Fund's performance in this environment?

A: MR. SWAFFIELD: In a difficult investment climate, the Fund again registered a positive total return, and outperformed its benchmark, the CSFB Leveraged Loan Index(1), which had a total return of 0.44% for the year. The outperformance was primarily the result of a lower exposure to the telecom and technology areas. While absolute returns were a disappointment by historical standards, we believe the Fund performed generally within expectations, given the market conditions. Importantly, as a diversification tool, loans represented a useful hedge for hard-pressed investors in the equity markets, who suffered through a third consecutive year of sharply negative returns. In periods such as this, capital preservation can be of paramount concern to investors, and we believe the Fund passed the stress test.

Q:  How have you positioned the Portfolio in recent months?

A: MR. PAGE: Diversification has remained a major emphasis. The Floating Rate Portfolio has maintained an exposure to a broad range of the industries, including defensive sectors, as well as more economically sensitive companies. The Portfolio included 240 borrowers representing 49 industries, with no single sector accounting for more than 7% of the Portfolio. We have continued to use conservative lending criteria, insisting on solid collateral and positive cash flow. Those criteria have helped us avoid many of the troubled telecom and technology loans that have proven so problematic in recent years.

Five Largest Industry Weightings(2)
---------------------------------------------------
BY TOTAL NET ASSETS

CABLE TELEVISION                               7.0%
REAL ESTATE                                    5.5%
RETAIL - FOOD & DRUG                           5.0%
CHEMICALS                                      4.8%
HEALTH CARE - PROVIDERS                        4.2%

Portfolio Overview(2)
---------------------------------------------------
Total net assets                     $1.326 billion
Number of borrowers                             240
Industries represented                           49
Days-to-interest rate reset                 55 days
Average maturity                          4.7 years
Average size per borrowing            $5.13 million
As % of total net assets                      0.39%

(1) It is not possible to invest directly in an index.

(2) Five Largest Industry Weightings account for 26.5% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Five Largest Industry Weightings and Portfolio Overview are as of 10/31/02 and are subject to change.

-------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will vary.
-------------------------------------------------------------------------------

Eaton Vance Floating-Rate Fund as of October 31, 2002

MANAGEMENT DISCUSSION CONT'D

    From a sector standpoint, cable television remained the Portfolio's largest weighting. Elsewhere, among the largest sector weightings were real estate companies, food and drug retailers, chemicals and health care. Finally, a larger-than-usual cash position enabled us to take advantage of some undervalued loans that we believe may represent good opportunities going forward.

Q: How did the loan market perform in comparison to bonds during the past year?

A: MR. SWAFFIELD: The loan market underperformed the high-grade bond market during the past year. With the economic recovery failing to generate much momentum, the Fed remained fairly accommodative with respect to interest rates. That provided an excellent backdrop for bonds. However, it's worth noting that many believe that the risk/reward ratio has shifted dramatically against bonds in recent months.

    Treasury bonds have moved counter to the stock market in the past year, partly in a flight to safety from the severe equity market decline. While that is understandable up to a point, the move in this case has been exaggerated. As a result, Treasuries have traded well above their historical norms, where 10-year Treasury yields have been about three percentage points higher than the inflation rate. However, in recent months, with inflation hovering around 2%, Treasury yields have been around 3.5%. That suggests to some that bonds are overpriced and that the interest rate risk for bonds has risen dramatically, especially if the economy were to improve.

Q:  How does the loan market compare in that respect?

A: MR. PAGE: In our opinion, the risk/reward clearly favors the loan market at this point. In November 2002, the Federal Funds rate was lowered to 1.25%, its lowest level since the early 1960s. There is little, if any, room for further interest rate cuts. Therefore, while the interest rate risk for bonds has risen significantly, that for floating-rate loans has improved. Floating-rate loan returns tend to rise when rates increase. On average, loan interest rates are adjusted every 60 days in response to changes in LIBOR, the London-Interbank Offered Rate. The Portfolio had a days-to-reset average of 55 days at October 31. That affords the Portfolio an opportunity to respond quickly to changes in prevailing interest rate levels and shifting market conditions. That provides floating-rate loans with an advantage over fixed-rate bonds, should interest rates begin to edge higher. That is, loan returns tend to increase, while bond returns decline.

Q: You indicated that the Portfolio had some defensive holdings. Could you discuss some of those investments?

A: MR. SWAFFIELD: Yes. Certain investments in health care and leisure companies fit this profile. Community Health Systems, Inc. is the nation's leading operator of general acute-care hospitals in non-urban areas, operating 62 hospitals in 22 states. Typically, the company is the sole provider in its operating areas, which affords the company a distinct advantage. A key to Community's growth in recent years has been an aggressive acquisition strategy, including five hospitals purchased this year alone. As an indicator of the company's recent growth, revenues rose 33% in the first nine months of 2002.

Q:  Where did the Portfolio invest in the leisure sector?

A: MR. PAGE: In February 2002, New England Sport Ventures LLC completed the $700 million purchase of the Boston Red Sox baseball club, marking the end of the team's 70-year ownership by the Yawkey family. Supported by an avid fan base in New England and across the nation, the Red Sox have perennially played to near-capacity crowds. However, professional sports remains a very competitive business.

    With the completion of a six-year collective bargaining agreement with the Players Association in 2002, Major League Baseball (MLB) owners have eliminated a major uncertainty, including the threat of a strike. While the Red Sox team salary is among the highest in baseball, the team's new ownership has taken steps to increase revenues through selective ticket price hikes, an increase in premium seating and an expansion of food and merchandize concessions. The loan is backed by collateral that includes the Red Sox MLB franchise, the team's storied ballpark - Fenway Park and associated real estate - and an 80% ownership in New England Sports Network, the region's largest sports cable television network.

Q: Did the Portfolio's diversification include industrial and cyclical companies as well?

A: MR. SWAFFIELD: Yes. Amphenol Corp. is one of the world's leading manufacturers of electronic and fiber optic connectors. The end-markets for the company's products are primarily the auto, industrial and aerospace areas, and include voice, video and data communications systems for wireless, Internet and broadband networks. The company has experienced impressive growth in its aerospace and industrial segments by helping companies achieve productivity gains through increased factory automation and increased use of electronics devices. Strength in these segments contributed to a 23% earnings increase in the third quarter of 2002. While this has been a challenging period in the communications-related side of the business, Amphenol continues to develop new products and should be well-positioned when a recovery takes firmer hold.

    In the cyclical area, the Portfolio had an investment in Lamar Media Corp., an operator of outdoor advertising displays doing business in 44 states and Canada. Outdoor advertising provides advertisers cost-efficient access to a specific target audience or a percentage of a particular market, such as along a well-travelled highway. In addition to its traditional poster-and-bulletin business, Lamar has entered the logo and transit business, providing advertising on buses, terminals and other mass transit vehicles. In a difficult advertising climate caused by the weak economy, Lamar enjoyed a 7% rise in revenues in the third quarter of 2002.

Q:  What is your outlook for the loan market in the coming year?

A: MR. PAGE: While the economic recovery has been frustratingly slow, there are some signs that a rebound may be in the offing. Orders in the technology sectors have shown some resilience and the stock market - historically a forward-looking discounting mechanism - has risen impressively from its fall lows.

    Moreover, with short-term interest rates at 40-year lows, there is very little margin for further rate cuts. With its recent November rate cut, the Federal Reserve signalled that further reductions were unlikely. As we suggested earlier, we believe that the risk/reward ratio is more attractive for loans than for bonds at this stage in the rate cycle. We believe that as the economy gains some momentum, loan returns could outperform many alternative investment vehicles.

-------------------------------------------------------------------------------
The views expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.
-------------------------------------------------------------------------------

Eaton Vance Floating-Rate Fund as of October 31, 2002

MANAGEMENT DISCUSSION CONT'D

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Floating-Rate Fund Class B vs. the CSFB Leveraged Loan Index*
February 28, 2001 - October 31, 2002

                    EATON VANCE FLOATING-RATE FUND- CLASS B
                               Inception: 2/5/01

                         Fund           Fund                      CSFB
                       Value at      Value With              Leveraged Loan
        Date              NAV       Sales Charge                 Index
     2/28/2001          10,000        10,000                     10,000
     3/31/2001          10,060        10,060                     10,011
     4/30/2001          10,095        10,095                      9,969
     5/31/2001          10,154        10,154                     10,089
     6/30/2001          10,185        10,185                     10,101
     7/31/2001          10,225        10,225                     10,127
     8/31/2001          10,256        10,256                     10,208
     9/30/2001          10,191        10,191                     10,013
    10/31/2001          10,164        10,164                      9,856
    11/30/2001          10,226        10,226                     10,011
    12/31/2001          10,290        10,290                     10,115
     1/31/2002          10,318        10,318                     10,171
     2/28/2002          10,323        10,323                     10,132
     3/31/2002          10,362        10,362                     10,249
     4/30/2002          10,401        10,401                     10,359
     5/31/2002          10,419        10,419                     10,352
     6/30/2002          10,384        10,384                     10,197
     7/31/2002          10,342        10,342                     10,042
     8/31/2002          10,312        10,312                     10,012
     9/30/2002          10,321        10,321                     10,034
    10/31/2002          10,256        10,256                      9,899
               Less 5%                  478
    10/31/2002                        9,778+

+ This figure reflects maximum applicable contingent deferred sales charge on Class B deducted at redemption as follows: 5% - 1st and 2nd years;
  4% - 3rd year; 3% - 4th year; 2% - 5th year; and 1% - 6th year.


Performance**                                          Institutional   Advisers
                               Class B       Class C       Class        Class
-------------------------------------------------------------------------------
Average Annual Total Returns
  (at net asset value)
-------------------------------------------------------------------------------
One Year                        0.91%         0.80%        1.82%         1.56%
Life of Fund+                   1.72          1.74         2.77          2.42

SEC Average Annual Total Returns
  (including applicable CDSC)
-------------------------------------------------------------------------------
One Year                       -3.97%        -0.17%        1.82%         1.56%
Life of Fund+                  -1.02          1.74         2.77          2.42

+ Inception Dates - Class B: 2/5/01; Class C: 2/1/01; Class I: 1/30/01;
  Advisers Class: 2/7/01

 * Sources: Thomson Financial; CSFB. The chart compares the Fund's total return with that of the CSFB Leveraged Loan Index - a representative index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the CSFB Leveraged Loan Index.The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class C shares on 2/1/01 at net asset value would have been worth $10,307 on October 31, 2002; an investment in the Fund's Institutional Class shares on 1/30/01 at net asset value would have been worth $10,490 on October 31; an investment in the Fund's Adviser Class shares on 2/7/01 at net asset value would have been worth $10,423 on October 31, 2002. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
** Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Floating-Rate Fund as of October 31, 2002

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2002

Assets
-------------------------------------------------------------------------------

Investment in Floating-Rate Portfolio, at value
  (identified cost, $860,923,583)                                  $830,941,836
Receivable for Fund shares sold                                       2,188,968
-------------------------------------------------------------------------------
Total assets                                                       $833,130,804
-------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------
Payable for Fund shares redeemed                                   $  4,301,923
Dividends payable                                                       955,872
Payable to affiliate for distribution and service fees                  159,383
Payable to affiliate for Trustees' fees                                  13,180
Accrued expenses                                                        350,774
-------------------------------------------------------------------------------
Total liabilities                                                  $  5,781,132
-------------------------------------------------------------------------------
Net Assets                                                         $827,349,672
-------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                    $865,459,493
Accumulated net realized loss from Portfolio (computed
  on the basis of identified cost)                                   (8,213,510)
Accumulated undistributed net investment income                          85,436
Net unrealized depreciation from Portfolio (computed on
  the basis of identified cost)                                     (29,981,747)
-------------------------------------------------------------------------------
Total                                                              $827,349,672
-------------------------------------------------------------------------------

Advisers Shares
-------------------------------------------------------------------------------

Net Assets                                                         $ 70,693,829
Shares Outstanding                                                    7,394,589
Net Asset Value, Offering Price and Redemption Price Per
  Share (net assets / shares of beneficial interest
  outstanding)                                                     $       9.56
-------------------------------------------------------------------------------

Class B Shares
-------------------------------------------------------------------------------
Net Assets                                                         $203,683,164
Shares Outstanding                                                   21,315,613
Net Asset Value, Offering Price and Redemption Price Per
  Share (net assets / shares of beneficial interest
  outstanding)                                                     $       9.56
-------------------------------------------------------------------------------

Class C Shares
-------------------------------------------------------------------------------
Net Assets                                                         $521,311,592
Shares Outstanding                                                   54,548,849
Net Asset Value, Offering Price and Redemption Price Per
  Share (net assets / shares of beneficial interest
  outstanding)                                                     $       9.56
-------------------------------------------------------------------------------

Institutional Shares
-------------------------------------------------------------------------------
Net Assets                                                         $ 31,661,087
Shares Outstanding                                                    3,310,587
Net Asset Value, Offering Price and Redemption Price Per
  Share (net assets / shares of beneficial interest
  outstanding)                                                     $       9.56
-------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Floating-Rate Fund as of October 31, 2002

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended
October 31, 2002

Investment Income
-------------------------------------------------------------------------------
Interest allocated from Portfolio                                  $ 46,245,685
Expenses allocated from Portfolio                                    (5,348,960)
-------------------------------------------------------------------------------
Net investment income from Portfolio                               $ 40,896,725
----------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------
Administration fee                                                 $  1,295,713
Trustees' fees and expenses                                              13,870
Distribution and service fees
  Advisers                                                              161,748
  Class B                                                             2,078,607
  Class C                                                             5,615,491
Transfer and dividend disbursing agent fees                             693,060
Printing and postage                                                    135,352
Registration fees                                                        71,792
Legal and accounting services                                            34,047
Custodian fee                                                            25,488
Miscellaneous                                                            60,014
-------------------------------------------------------------------------------
Total expenses                                                     $ 10,185,182
-------------------------------------------------------------------------------
Net investment income                                              $ 30,711,543
-------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
-------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                  $ (8,214,611)
-------------------------------------------------------------------------------
Net realized loss                                                  $ (8,214,611)
-------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                              $(15,511,565)
  Interest rate swap contracts                                         (225,661)
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)               $(15,737,226)
-------------------------------------------------------------------------------

Net realized and unrealized loss                                   $(23,951,837)
-------------------------------------------------------------------------------
Net increase in net assets from operations                         $  6,759,706
-------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Floating-Rate Fund as of October 31, 2002

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease)                                           Year Ended                Year Ended
in Net Assets                                                 October 31, 2002          October 31, 2001(1)
From operations --
  Net investment income                                          $  30,711,543                $ 17,935,503
  Net realized gain (loss)                                          (8,214,611)                    168,824
  Net change in unrealized appreciation (depreciation)             (15,737,226)                (14,244,521)
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                       $   6,759,706                $  3,859,806
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders --
  From net investment income
    Advisers                                                     $  (2,733,536)               $ (1,022,431)
    Class B                                                         (7,201,287)                 (4,463,132)
    Class C                                                        (19,437,320)                (11,710,171)
    Institutional                                                   (1,326,251)                   (671,454)

  From net realized gain
    Advisers                                                           (10,724)                       --
    Class B                                                            (40,217)                       --
    Class C                                                           (107,935)                       --
    Institutional                                                       (4,874)                       --
-----------------------------------------------------------------------------------------------------------
Total distributions to shareholders                              $ (30,862,144)               $(17,867,188)
-----------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --

  Proceeds from sale of shares
    Advisers                                                     $  61,477,092                $ 66,437,372
    Class B                                                         82,988,134                 219,569,759
    Class C                                                        252,238,917                 620,886,159
    Institutional                                                   21,495,743                  27,464,174

  Net asset value of shares issued to shareholders in
    payment of distributions declared
    Advisers                                                         1,964,901                     683,881
    Class B                                                          4,149,559                   2,715,035
    Class C                                                         12,141,597                   7,641,470
    Institutional                                                      777,419                     545,029

  Cost of shares redeemed
    Advisers                                                       (45,130,507)                (11,899,081)
    Class B                                                        (73,966,871)                (22,607,765)
    Class C                                                       (254,174,812)                (92,609,523)
    Institutional                                                  (10,523,594)                 (6,804,596)
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from
  Fund share transactions                                        $  53,437,578                $812,021,914
-----------------------------------------------------------------------------------------------------------
Net increase in net assets                                       $  29,335,140                $798,014,532
-----------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------
At beginning of year                                             $ 798,014,532                $       --
-----------------------------------------------------------------------------------------------------------
At end of year                                                   $ 827,349,672                $798,014,532
-----------------------------------------------------------------------------------------------------------

Accumulated undistributed
net investment income
included in net assets
-----------------------------------------------------------------------------------------------------------
At end of year                                                   $      85,436                $     68,315
-----------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, January 30, 2001, to October 31, 2001.

Eaton Vance Floating-Rate Fund as of October 31, 2002

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                              Advisers
                                                       ------------------------
                                                        Year Ended October 31,
                                                       ------------------------
                                                       2002(5)       2001(1)
-------------------------------------------------------------------------------
Net asset value -- Beginning of year                   $ 9.820       $10.000
-------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------
Net investment income                                  $ 0.413       $ 0.441
Net realized and unrealized loss                        (0.256)       (0.181)
-------------------------------------------------------------------------------
Total income from operations                           $ 0.157       $ 0.260
-------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------
From net investment income                             $(0.415)      $(0.440)
From net realized gain                                  (0.002)         --
-------------------------------------------------------------------------------
Total distributions                                    $(0.417)      $(0.440)
-------------------------------------------------------------------------------

Net asset value -- End of year                         $ 9.560       $ 9.820
-------------------------------------------------------------------------------
Total Return(2)                                           1.56%         2.62%
-------------------------------------------------------------------------------

Ratios/Supplemental Data+
-------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                $70,694       $54,425
Ratios (As a percentage of average daily net assets):
    Net expenses(3)                                       1.13%         1.14%(4)
    Net investment income                                 4.22%         5.37%(4)
Portfolio Turnover of the Portfolio                         76%           52%
-------------------------------------------------------------------------------
+ The operating expenses of the Fund may reflect a reduction of the investment advisor fee/adminstration fee, and an allocation of expenses to the Investment Adviser/Administrator.Had such actions not been taken, the ratios and net investment income per share would have been as follows:

  Ratios (As a percentage of average daily net assets):
      Expenses(3)                                                       1.23%(4)
      Net investment income                                             5.28%(4)
  Net investment income per share                                    $ 0.434
-------------------------------------------------------------------------------
(1) For ther period from the start of business, February 7, 2001, to October
    31, 2001.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3) Includes the Fund's share of the Portfolio's allocated expenses.
(4) Annualized.
(5) Net investment income per share was computed using the average shares method.

Eaton Vance Floating-Rate Fund as of October 31, 2002

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                              Class B
                                                       ------------------------
                                                        Year Ended October 31,
                                                       ------------------------
                                                       2002(5)       2001(1)
-------------------------------------------------------------------------------
Net asset value -- Beginning of year                   $ 9.810       $10.000
-------------------------------------------------------------------------------
Income (loss) from operations
-------------------------------------------------------------------------------
Net investment income                                  $ 0.339       $ 0.398
Net realized and unrealized loss                        (0.246)       (0.191)
-------------------------------------------------------------------------------
Total income from operations                           $ 0.093       $ 0.207
-------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------
From net investment income                             $(0.341)      $(0.397)
From net realized gain                                  (0.002)         --
-------------------------------------------------------------------------------
Total distributions                                     (0.343)      $(0.397)
-------------------------------------------------------------------------------

Net asset value -- End of year                         $ 9.560       $ 9.810
-------------------------------------------------------------------------------
Total Return(2)                                           0.91%         2.08%
-------------------------------------------------------------------------------

Ratios/Supplemental Data+
-------------------------------------------------------------------------------
Net assets, end of year (000's omitted)               $203,683      $196,237
Ratios (As a percentage of average daily net assets):
    Net expenses(3)                                       1.89%         1.84%(4)
    Net investment income                              $  3.47%         4.86%(4)
Portfolio Turnover of the Portfolio                         76%           52%
-------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/administration fee, a reduction in the distribution fees, and an allocation of expenses to the Investment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
    Expenses(3)                                                         1.97%(4)
    Net investment income                                               4.73%(4)
Net investment income per share                                     $  0.387
-------------------------------------------------------------------------------
(1) For the period from the start of business, February 5, 2001, to October
    31, 2001.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3) Includes the Fund's share of its Portfolio's allocated expenses.
(4) Annualized.
(5) Net investment income per share was computed using the average shares method.

Eaton Vance Floating-Rate Fund as of October 31, 2002

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                               Class C
                                                       ------------------------
                                                        Year Ended October 31,
                                                       ------------------------
                                                       2002(5)       2001(1)
-------------------------------------------------------------------------------
Net asset value -- Beginning of year                   $ 9.820       $10.000
-------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------
Net investment income                                  $ 0.339       $ 0.405
Net realized and unrealized loss                        (0.256)       (0.181)
-------------------------------------------------------------------------------
Total income from operations                           $ 0.083       $ 0.224
-------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------
From net investment income                             $(0.341)      $(0.404)
From net realized gain                                  (0.002)         --
-------------------------------------------------------------------------------
Total distributions                                    $(0.343)      $(0.404)
-------------------------------------------------------------------------------

Net asset value -- End of year                         $ 9.560       $ 9.820
-------------------------------------------------------------------------------
Total Return(2)                                           0.80%         2.25%
-------------------------------------------------------------------------------

Ratios/Supplemental Data+
-------------------------------------------------------------------------------
Net assets, end of period (000's omitted)             $521,312      $526,520
Ratios (As a percentage of average daily net assets):
    Net expenses(3)                                       1.89%         1.87%(4)
    Net investment income                                 3.46%         4.77%(4)
Portfolio Turnover of the Portfolio                         76%           52%
-------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio reflect a reduction of the investment adviser fee/administration fee, a reduction in the distribution fees, and an allocation of expenses to the Investment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
    Expenses(3)                                                         1.97%(4)
    Net investment income                                               4.67%(4)
Net investment income per share                                      $ 0.397
-------------------------------------------------------------------------------
(1) For the period from the start of business, February 1, 2001, to October
    31, 2001.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3) Includes the Fund's share of its Portfolio's allocated expenses.
(4) Annualized.
(5) Net investment income per share was computed using the average shares method.

Eaton Vance Floating-Rate Fund as of October 31, 2002

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                            Institutional
                                                       ------------------------
                                                        Year Ended October 31,
                                                       ------------------------
                                                       2002          2001(1)
-------------------------------------------------------------------------------
Net asset value -- Beginning of period                 $ 9.820       $10.000
-------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------
Net investment income                                  $ 0.437       $ 0.480
Net realized and unrealized loss                        (0.255)       (0.181)
-------------------------------------------------------------------------------
Total income from operations                           $ 0.182       $ 0.299
-------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------
From net investment income                             $(0.440)      $(0.479)
From net realized gain                                  (0.002)         --
-------------------------------------------------------------------------------
Total distributions                                    $(0.442)      $(0.479)
-------------------------------------------------------------------------------

Net asset value -- End of period                       $ 9.560       $ 9.820
-------------------------------------------------------------------------------
Total Return(2)                                           1.82%         3.02%
-------------------------------------------------------------------------------

Ratios/Supplemental Data+
-------------------------------------------------------------------------------
Net assets, end of period (000's omitted)              $31,661       $20,833
Ratios (As a percentage of average daily net assets):
    Net expenses(3)                                       0.89%         0.87%(4)
    Net investment income                                 4.46%         5.98%(4)
Portfolio Turnover of the Portfolio                         76%           52%
-------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio reflect a reduction of the investment adviser fee/administration fee and an allocation of expenses to the Investment Adviser/Administrator.
  Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
    Expenses(3)                                                         0.96%(4)
    Net investment income                                               5.89%(4)
Net investment income per share                                      $ 0.473
-------------------------------------------------------------------------------
(1) For the period from the start of business, January 30, 2001, to October
    31, 2001.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3) Includes the Fund's share of its Portfolio's allocated expenses.
(4) Annualized.
(5) Net investment income per share was computed using the average shares method.

Eaton Vance Floating-Rate Fund as of October 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------------------------------------------
  Eaton Vance Floating-Rate Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. The Advisers and Institutional Classes of shares are generally sold at net asset value per share and assess a redemption fee of 1% for shares redeemed or exchanged within three months of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Floating Rate Portfolio (the Portfolio), a New York trust having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 62.7% at October 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2002, the Fund, for federal income tax purposes, had a capital loss carryover of $8,217,006, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010.

  D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------------------------------------------
  The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------------------------------------------
  The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                              Year Ended October 31,
                                       --------------------------------
Advisers                               2002                2001(1)
--------------------------------------- -------------------------------------
Sales                                    6,265,841           6,672,922
Issued to shareholders electing to         201,084              68,859
  receive payments of distributions
  in Fund shares
Redemptions                             (4,615,533)         (1,198,584)
-----------------------------------------------------------------------------
Net increase                             1,851,392           5,543,197
-----------------------------------------------------------------------------

                                              Year Ended October 31,
                                       --------------------------------------
Class B                                2002                2001(2)
-----------------------------------------------------------------------------
Sales                                    8,464,987          21,997,323
Issued to shareholders electing to         424,293             273,149
  receive payments of distributions
  in Fund shares
Redemptions                             (7,567,880)         (2,276,259)
-----------------------------------------------------------------------------
Net increase                             1,321,400          19,994,213
-----------------------------------------------------------------------------

                                              Year Ended October 31,
                                       --------------------------------------
Class C                                2002                2001(3)
-----------------------------------------------------------------------------
Sales                                   25,678,971          62,227,064
Issued to shareholders electing to       1,241,132             768,977
  receive payments of distributions
  in Fund shares
Redemptions                            (26,014,170)         (9,353,125)
-----------------------------------------------------------------------------
Net increase                               905,933          53,642,916
-----------------------------------------------------------------------------

                                              Year Ended October 31,
                                       --------------------------------------
Institutional                          2002                2001(4)
-----------------------------------------------------------------------------
Sales                                    2,186,151           2,750,416
Issued to shareholders electing to          79,461              54,745
  receive payments of distributions
  in Fund shares
Redemptions                             (1,075,959)           (684,227)
-----------------------------------------------------------------------------
Net increase                             1,189,653           2,120,934
-----------------------------------------------------------------------------

(1) For the period from the start of business, February 7, 2001, to October 31, 2001.
(2) For the period from the start of business, February 5, 2001, to October 31, 2001.
(3) For the period from the start of business, February 1, 2001, to October 31, 2001.
(4) For the period from the start of business, January 30, 2001, to October 31, 2001.

  Redemptions or exchanges of Advisers or Institutional Class shares made within three months of purchase are subject to a redemption fee equal to 1.00% of the amount redeemed. For the year ended October 31, 2002 the Fund received $10,448 and $2 in redemption fees on Advisers and Institutional Class shares, respectively.

4 Transactions with Affiliates
-------------------------------------------------------------------------------
  The Fund is authorized to pay Eaton Vance Management, (EVM), a fee as compensation for administrative services necessary to conduct the Fund's business. The fee is computed at the annual rate of 0.15% of the Fund's average daily net assets. For the year ended October 31, 2002, the fee amounted to $1,295,713. The Portfolio has engaged Boston Management and Research, (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Effective, August 1, 2002, EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services.
  Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------------------------------------------
  The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the
  Investment Company Act of 1940 and a service plan for the Advisers shares (Advisers Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class
  B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see
  Note 6) and daily amounts theretofore paid to EVD by each respective class. For the year ended October 31, 2002, the Fund paid or accrued $1,558,955 and $4,211,618, respectively, to or payable to EVD representing 0.75% of average daily net assets of Class B and Class C shares, respectively. At October 31, 2002, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $9,930,000 and $32,745,000 for Class B and Class
  C shares, respectively.

  The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to the Advisers Class, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2002 amounted to $161,748, $519,652, and $1,403,873 for Advisers Class, Class B, and Class C shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at the date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second years of redemption after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans. The
  Fund has been informed that EVD received approximately $1,006,000 and $618,000 of CDSC paid by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 2002.

7 Investment Transactions
-------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Floating Rate Portfolio for the year ended October 31, 2002, aggregated $421,767,716 and $404,631,060, respectively.

Eaton Vance Floating-Rate Fund as of October 31, 2002

INDEPENDENT AUDITORS' REPORT

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance
Floating-Rate Fund:
-------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from the start of business, January 30, 2001, to October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Fund at October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from the start of business, January 20, 2001, to October 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

                              DELOITTE & TOUCHE LLP
                              Boston, Massachusetts
                              December 13, 2002

Floating Rate Portfolio as of October 31, 2002

PORTFOLIO OF INVESTMENTS

Senior, Floating Rate
Interests -- 87.9%(1)

Principal
Amount             Borrower/Tranche Description                           Value
-------------------------------------------------------------------------------
Advertising -- 0.9%
-------------------------------------------------------------------------------
                   Lamar Media Corp.
$ 7,871,168  Term Loan, Maturing March 1, 2006                   $    7,871,168
  3,179,750  Term Loan, Maturing August 1, 2006                       3,182,233
  1,000,000  Term Loan, Maturing February 1, 2007                     1,002,375
-------------------------------------------------------------------------------
                                                                 $   12,055,776
-------------------------------------------------------------------------------
Aerospace and Defense -- 2.2%
-------------------------------------------------------------------------------
                   Aircraft Braking Systems Corp.
$   469,318  Term Loan, Maturing September 30, 2005              $      470,051
             Alliant Techsystems, Inc.
  7,979,837  Term Loan, Maturing April 20, 2009                       8,003,777
             Dyncorp
  6,231,886  Term Loan, Maturing December 9, 2006                     6,224,095
             Fairchild Holdings Corporation
  6,495,314  Term Loan, Maturing April 30, 2006                       6,300,455
             Hexcel Corporation
  1,569,052  Term Loan, Maturing August 25, 2005                      1,464,448
             Transdigm Holding Company
    781,054  Term Loan, Maturing May 15, 2006                           785,569
  2,017,025  Term Loan, Maturing May 15, 2007                         2,028,686
             United Defense Industries, Inc.
  4,482,539  Term Loan, Maturing June 30, 2009                        4,489,545
-------------------------------------------------------------------------------
                                                                 $   29,766,626
-------------------------------------------------------------------------------
Air Freight & Couriers -- 0.2%
-------------------------------------------------------------------------------
             Evergreen International Aviation, Inc.
$   221,573  Term Loan, Maturing June 1, 2003                    $      186,122
  3,154,132  Term Loan, Maturing October 30, 2003                     2,649,471
-------------------------------------------------------------------------------
                                                                 $    2,835,593
-------------------------------------------------------------------------------
Auto Components -- 3.3%
-------------------------------------------------------------------------------
             Accuride Corporation
$ 1,936,244  Term Loan, Maturing January 21, 2005                $    1,597,401
    819,524  Term Loan, Maturing January 21, 2006                       676,107
  1,148,000  Term Loan, Maturing January 21, 2007                       947,100
             American Axle & Manufacturing, Inc.
  3,989,276  Term Loan, Maturing April 30, 2006                       3,981,796
             Collins & Aikman
  5,058,750  Term Loan, Maturing December 31, 2004                    5,046,103
             Exide Corporation
  6,000,000  DIP Loan, Maturing February 15, 2004                     5,910,000
  1,596,918  Revolving Loan, Maturing March 18, 2005*                   724,602
  3,564,761  Term Loan, Maturing March 18, 2005*                      1,656,674
             Federal-Mogul Corporation
  3,306,091  Revolving Loan, Maturing February 24, 2004               3,289,561
  2,000,000  Term Loan, Maturing February 24, 2004                    1,110,000
  5,500,000  Term Loan, Maturing February 24, 2005                    3,034,169
  2,896,682  Term Loan, Maturing February 24, 2006                    2,849,611
             Hayes Lemmerz International, Inc.
  2,359,948  Revolving Loan, Maturing June 16, 2005*                  1,809,294
    100,187  Term Loan, Maturing June 16, 2005*                          76,977
  2,493,750  Term Loan, Maturing June 16, 2006*                       1,926,422
             J.L. French Automotive Castings, Inc.
  2,384,824  Term Loan, Maturing November 30, 2006                    1,925,746
             Metaldyne, Inc.
  6,500,000  Term Loan, Maturing December 31, 2009                    6,321,250
             Venture Holdings Trust
    671,912  Term Loan, Maturing April 1, 2004                          604,720
-------------------------------------------------------------------------------
                                                                 $   43,487,533
-------------------------------------------------------------------------------
Broadcast Media -- 4.0%
-------------------------------------------------------------------------------
             Benedek Broadcasting Corporation
$    17,045  Term Loan, Maturing November 20, 2007               $       16,964
             Block Communications
  6,483,750  Term Loan, Maturing November 30, 2009                    6,499,959
             CanWest Media, Inc.
  6,693,079  Term Loan, Maturing May 15, 2008                         6,708,245
  4,181,519  Term Loan, Maturing May 15, 2009                         4,190,994
             Citadel Communications Corp.
  9,000,000  Term Loan, Maturing December 31, 2008                    9,056,250
             Cumulus Media, Inc.
  1,000,000  Term Loan, Maturing March 31, 2010                       1,007,188
             Entercom Radio, LLC
  4,625,000  Term Loan, Maturing September 30, 2007                   4,548,401
             Nexstar Finance, LLC
  1,723,482  Term Loan, Maturing July 12, 2007                        1,727,791
             Paxson Communications Corporation
  3,950,000  Term Loan, Maturing June 30, 2006                        3,871,000
             Sinclair Broadcast Group, Inc.
  7,000,000  Term Loan, Maturing December 31, 2009                    7,017,500
             Susquehanna Media Co.
  1,920,000  Term Loan, Maturing June 30, 2007                        1,872,000
  6,198,850  Term Loan, Maturing June 30, 2008                        6,229,844
-------------------------------------------------------------------------------
                                                                 $   52,746,136
-------------------------------------------------------------------------------
Cable Television -- 7.0%
-------------------------------------------------------------------------------
             Century Cable Holdings, LLC
$12,400,000  Term Loan, Maturing December 31, 2009               $    8,475,921
             Charter Communications Operating, LLC.
 26,411,950  Term Loan, Maturing March 18, 2008                      21,141,578
  2,985,000  Term Loan, Maturing September 18, 2008                   2,379,708
             Charter Communications VI
  2,500,000  Term Loan, Maturing March 18, 2008                       1,973,265
             Charter Communications VIII
  2,977,500  Term Loan, Maturing February 2, 2008                     2,365,252
             Classic Cable, Inc.
  2,491,926  Term Loan, Maturing October 31, 2007                     1,968,622
             CSG Systems Intl, Inc
  3,649,050  Term Loan, Maturing December 31, 2006                    3,366,249
  1,000,000  Term Loan, Maturing December 31, 2007                      930,000
             Falcon Holding Group, L.P.
    973,134  Revolving Loan, Maturing December 31, 2005                 827,164
  2,976,804  Term Loan, Maturing December 31, 2007                    2,391,365
             Frontiervision Operating Partners, L.P.
  4,139,394  Revolving Loan, Maturing March 31, 2005                  3,508,136
             Hilton Head Communications
 17,955,000  Term Loan, Maturing May 15, 2007                        11,706,660
             Insight Midwest Holdings, LLC
 10,000,000  Term Loan, Maturing December 31, 2009                    9,176,390
             Mediacom Southeast
  1,550,000  Revolving Loan, Maturing March 31, 2008                  1,453,125
  2,493,750  Term Loan, Maturing September 30, 2008                   2,347,242
             Videotron LTEE
 11,983,543  Term Loan, Maturing December 1, 2009                    11,294,489
             Alliance Gaming Corporation
  6,965,000  Term Loan, Maturing November 30, 2006                    7,017,238
-------------------------------------------------------------------------------
                                                                 $   92,322,404
-------------------------------------------------------------------------------
Casinos & Gaming -- 3.4%
-------------------------------------------------------------------------------
             Argosy Gaming Company
$ 6,669,956  Term Loan, Maturing June 30, 2008                   $    6,686,631
             Aztar Corporation
  1,718,909  Term Loan, Maturing June 30, 2005                        1,717,834
             Boyd Gaming Corporation
  6,982,500  Term Loan, Maturing June 24, 2008                        6,996,681
             Isle of Capri Casinos
  7,462,500  Term Loan, Maturing April 25, 2008                       7,482,320
             Mandalay Resort Group
 12,990,471  Term Loan, Maturing August 18, 2006                     12,911,982
             Marina District Finance Company
    874,576  Term Loan, Maturing December 31, 2007                      872,390
             Park Place Entertainment Corporation
  5,584,400  Revolving Loan, Maturing December 31, 2003               5,480,854
             Venetian Casino Resort, LLC/Las Vegas Sands, Inc
  3,491,250  Term Loan, Maturing June 4, 2008                         3,503,616
-------------------------------------------------------------------------------
                                                                 $   45,652,308
-------------------------------------------------------------------------------
Chemicals -- 4.8%
-------------------------------------------------------------------------------
             Arteva B.V. (Kosa)
$ 4,820,663  Term Loan, Maturing December 31, 2006               $    4,769,444
             CP Kelco U.S., Inc.
  4,941,327  Term Loan, Maturing March 31, 2008                       4,490,431
  1,654,262  Term Loan, Maturing September 30, 2008                   1,503,311
             Foamex L.P.
    184,759  Term Loan, Maturing June 30, 2006                          168,900
  1,877,884  Term Loan, Maturing June 30, 2007                        1,716,700
             GEO Specialty Chemicals, Inc.
  2,298,214  Term Loan, Maturing December 31, 2007                    2,187,135
             Georgia Gulf Corporation
  4,695,000  Term Loan, Maturing May 12, 2009                         4,706,738
             Huntsman Co. LLC
  1,365,133  Term Loan, Maturing March 31, 2006                       1,040,914
    654,867  Term Loan, Maturing March 31, 2007                         499,336
             Huntsman Int'l
  5,138,783  Term Loan, Maturing June 30, 2007                        5,018,880
  5,138,783  Term Loan, Maturing June 30, 2008                        5,018,880
             IMC Global, Inc
  6,415,671  Term Loan, Maturing November 17, 2006                    6,431,710
             Lyondell Petrochemical Company
    967,083  Term Loan, Maturing June 30, 2007                          944,884
             Messer Griesham GmbH
  3,974,064  Term Loan, Maturing April 30, 2009                       3,997,245
  7,023,874  Term Loan, Maturing April 30, 2010                       7,066,312
             Millenium Chemicals Inc.
  1,794,674  Term Loan, Maturing June 30, 2006                        1,798,936
             NOVEON
  3,528,471  Term Loan, Maturing September 30, 2008                   3,537,924
             OM Group, Inc.
  1,995,000  Term Loan, Maturing April 1, 2007                        1,556,100
             Polymer Group, Inc.
  6,881,787  Term Loan, Maturing December 20, 2005                    6,264,580
  1,250,000  Term Loan, Maturing December 20, 2006                    1,138,393
-------------------------------------------------------------------------------
                                                                 $   63,856,753
-------------------------------------------------------------------------------
Coal -- 0.3%
-------------------------------------------------------------------------------
             Arch Western Resources, LLC.
$ 3,500,000  Term Loan, Maturing April 30, 2008                  $    3,500,000
-------------------------------------------------------------------------------
                                                                 $    3,500,000
-------------------------------------------------------------------------------
Commercial Services -- 3.3%
-------------------------------------------------------------------------------
             Advanstar Communications Inc.
$ 6,606,571  Term Loan, Maturing November 17, 2007               $    5,826,170
             Anthony Crane Rental, L.P.
  4,442,602  Term Loan, Maturing July 20, 2006                        2,487,857
             Brickman Holdings Corp
  3,098,117  Term Loan, Maturing January 14, 2006                     3,082,627
             Caterair International Corporation
    353,771  Term Loan, Maturing March 1, 2007                          320,162
             Coinmach Laundry Corporation
  9,850,000  Term Loan, Maturing July 25, 2009                        9,885,706
             Corrections Corporation of America
  8,457,500  Term Loan, Maturing May 31, 2008                         8,465,958
             Environmental Systems Products Hldgs, Inc.
  3,423,790  Term Loan, Maturing December 31, 2004                    3,175,565
             Nationsrent, Inc.
    304,229  DIP Loan, Maturing June 18, 2003                           302,708
  4,557,490  Term Loan, Maturing July 20, 2006*                       1,002,645
             Panavision International, L.P.
    856,048  Term Loan, Maturing March 31, 2004                         783,284
  2,088,427  Revolving Loan, Maturing March 31, 2004                  1,921,353
  1,979,730  Term Loan, Maturing March 31, 2005                       1,796,605
             SC International Services, Inc.
  2,835,555  Term Loan, Maturing March 1, 2007                        2,566,178
             Volume Services, Inc.
  2,432,640  Term Loan, Maturing December 31, 2007                    2,417,436
-------------------------------------------------------------------------------
                                                                 $   44,034,254
-------------------------------------------------------------------------------
Communications Equipment -- 1.0%
-------------------------------------------------------------------------------
             Amphenol Corporation
$   633,858  Term Loan, Maturing May 19, 2004                    $      623,637
 11,901,210  Term Loan, Maturing May 19, 2005                        11,826,827
             Superior Telecom, Inc.
    718,325  Term Loan, Maturing November 27, 2005                      253,808
  2,633,838  Term Loan, Maturing November 27, 2006                      930,622
-------------------------------------------------------------------------------
                                                                 $   13,634,894
-------------------------------------------------------------------------------
Construction Materials -- 0.4%
-------------------------------------------------------------------------------
             Formica Corporation
$ 4,665,128  Revolving Loan, Maturing May 1, 2004                $    4,081,987
  1,245,346  Term Loan, Maturing May 1, 2004                          1,089,678
-------------------------------------------------------------------------------
                                                                 $    5,171,665
-------------------------------------------------------------------------------
Containers & Packaging - Metal & Glass -- 1.3%
-------------------------------------------------------------------------------
             Ball Corporation
$ 8,221,780  Term Loan, Maturing March 10, 2006                  $    8,225,209
             Silgan Holdings Inc.
  9,379,185  Term Loan, Maturing December 31, 2008                    9,383,096
-------------------------------------------------------------------------------
                                                                 $   17,608,305
-------------------------------------------------------------------------------
Containers & Packaging - Paper -- 2.9%
-------------------------------------------------------------------------------
             Blue Ridge Paper Products, Inc.
$ 2,578,021  Revolving Loan, Maturing March 31, 2005             $    2,449,120
  1,080,846  Term Loan, Maturing March 31, 2005                       1,026,803
             Graphic Packaging Corporation
    991,256  Term Loan, Maturing February 28, 2009                      996,213
             Jefferson Smurfit Corporation
  5,931,818  Term Loan, Maturing March 31, 2005                       5,874,357
  6,277,091  Term Loan, Maturing March 31, 2007                       6,273,168
             Port Townsend Paper Corporation
    562,687  Term Loan, Maturing March 16, 2006                         544,399
    985,000  Term Loan, Maturing March 16, 2007                         962,838
             Printpack Holdings, Inc.
  1,990,000  Term Loan, Maturing April 30, 2009                       2,000,778
             Riverwood International Corporation
    516,667  Revolving Loan, Maturing December 31, 2005                 497,615
  6,000,000  Term Loan, Maturing December 31, 2006                    5,997,186
             Stone Container Corporation
 11,500,000  Term Loan, Maturing June 30, 2009                       11,340,544
-------------------------------------------------------------------------------
                                                                 $   37,963,021
-------------------------------------------------------------------------------
Containers & Packaging - Plastics -- 0.6%
-------------------------------------------------------------------------------
             Berry Plastics Corporation
$ 1,745,625  Term Loan, Maturing June 30, 2010                   $    1,752,171
             Consolidated Container Holdings LLC
    997,807  Term Loan, Maturing June 30, 2007                          930,455
             Crown Cork & Seal Company, Inc.
  1,869,000  Term Loan, Maturing December 6, 2002                     1,865,884
             Tekni-Plex, Inc.
    461,299  Revolving Loan, Maturing June 21, 2006                     431,314
  1,261,364  Term Loan, Maturing June 21, 2006                        1,236,136
  1,989,822  Term Loan, Maturing June 30, 2008                        1,965,779
-------------------------------------------------------------------------------
                                                                 $    8,181,739
-------------------------------------------------------------------------------
Educational Services -- 0.6%
-------------------------------------------------------------------------------
             Jostens, Inc.
$ 3,500,000  Term Loan, Maturing December 31, 2009               $    3,505,103
             Kindercare Learning Centers, Inc.
  4,626,722  Revolving Loan, Maturing February 13, 2005               4,279,718
-------------------------------------------------------------------------------
                                                                 $    7,784,821
-------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 0.8%
-------------------------------------------------------------------------------
             Hughes Electronics Corporation
$ 8,500,000  Term Loan, Maturing December 5, 2002                $    8,423,857
             Knowles Electronics, Inc.
  1,989,822  Term Loan, Maturing June 29, 2007                        1,581,908
-------------------------------------------------------------------------------
                                                                 $   10,005,765
-------------------------------------------------------------------------------
Entertainment -- 2.7%
-------------------------------------------------------------------------------
             Amfac Resorts, Inc.
$ 4,308,526  Term Loan, Maturing September 30, 2003              $    4,297,754
  4,308,526  Term Loan, Maturing September 30, 2004                   4,297,754
             Blockbuster Entertainment Corp.
    428,571  Revolving Loan, Maturing July 1, 2004                      411,875
  9,825,000  Term Loan, Maturing July 1, 2004                         9,663,585
             Metro-Goldwyn-Mayer Studios Inc.
 14,000,000  Term Loan, Maturing June 11, 2008                       13,804,000
             Six Flags Theme Parks Inc.
  4,000,000  Term Loan, Maturing June 30, 2009                        3,942,500
-------------------------------------------------------------------------------
                                                                 $   36,417,468
-------------------------------------------------------------------------------
Environmental Services -- 0.5%
-------------------------------------------------------------------------------
             Allied Waste Industries, Inc.
$   368,364  Term Loan, Maturing July 30, 2005                   $      349,123
  3,119,191  Term Loan, Maturing July 30, 2006                        3,001,248
  3,743,029  Term Loan, Maturing July 30, 2007                        3,601,498
             Stericycle, Inc.
    314,939  Term Loan, Maturing November 10, 2006                      316,645
-------------------------------------------------------------------------------
                                                                 $    7,268,514
-------------------------------------------------------------------------------
Food, Beverages & Tobacco -- 4.0%
-------------------------------------------------------------------------------
             American Seafood Holdings Inc.
$ 1,801,172  Term Loan, Maturing September 30, 2007              $    1,793,666
  2,104,680  Term Loan, Maturing March 31, 2009                       2,111,257
             Aurora Foods, Inc.
  2,946,429  Revolving Loan, Maturing September 30, 2005              2,559,710
    997,462  Term Loan, Maturing September 30, 2006                     881,507
    748,335  Term Loan, Maturing March 31, 2007                         661,341
             Cott Corporation
  2,199,203  Term Loan, Maturing December 31, 2006                    2,206,533
             Dean Foods Company
  5,898,438  Term Loan, Maturing July 15, 2007                        5,872,632
  2,981,250  Term Loan, Maturing July 15, 2008                        2,982,928
             Del Monte Corporation
  6,695,118  Term Loan, Maturing March 31, 2008                       6,741,147
             Eagle Family Foods, Inc
  3,205,184  Term Loan, Maturing December 31, 2005                    3,060,951
             Flowers Foods, Inc.
  5,433,731  Term Loan, Maturing June 30, 2006                        5,459,204
             Interstate Brands Corporations
  7,653,125  Term Loan, Maturing July 19, 2007                        7,668,431
    997,500  Term Loan, Maturing July 19, 2008                          999,370
             Michael Foods, Inc.
  4,049,651  Term Loan, Maturing March 30, 2008                       4,069,478
             Nutra Sweet
    107,018  Term Loan, Maturing June 30, 2007                          107,197
             Southern Wine & Spirits of America, Inc.
  5,486,250  Term Loan, Maturing June 28, 2008                        5,503,395
             Swift & Company
    500,000  Term Loan, Maturing September 19, 2008                     499,844
-------------------------------------------------------------------------------
                                                                 $   53,178,591
-------------------------------------------------------------------------------
Health Care - Equipment & Supplies -- 1.1%
-------------------------------------------------------------------------------
             Advance Medical Optics, Inc.
$ 2,910,000  Term Loan, Maturing June 30, 2008                   $    2,916,367
             Conmed Corporation
  3,000,000  Term Loan, Maturing December 31, 2007                    3,011,250
             Leiner Health Products Inc.
    805,619  Term Loan, Maturing March 31, 2004                         751,240
             Sybron Dental Management
  3,213,478  Term Loan, Maturing June 6, 2009                         3,223,118
             Triad Hospitals Holdings, Inc.
  4,696,840  Term Loan, Maturing March 31, 2008                       4,720,912
-------------------------------------------------------------------------------
                                                                 $   14,622,887
-------------------------------------------------------------------------------
Health Care - Providers & Services -- 4.2%
-------------------------------------------------------------------------------
             Alliance Imaging, Inc.
$ 9,650,350  Term Loan, Maturing June 10, 2008                   $    9,668,444
             Amerisource Bergen Corporation
 13,000,000  Term Loan, Maturing March 31, 2005                      12,829,375
             Caremark RX, Inc
  1,865,625  Term Loan, Maturing March 31, 2006                       1,866,403
             Community Health Systems, Inc.
 12,500,000  Term Loan, Maturing July 5, 2010                        12,486,325
             Concentra Managed Care, Inc.
  2,102,126  Term Loan, Maturing December 31, 2005                    2,087,674
  1,049,380  Term Loan, Maturing December 31, 2006                    1,040,329
             DaVita, Inc
  7,439,500  Term Loan, Maturing March 31, 2009                       7,457,637
             Express Scripts, Inc.
  1,000,000  Term Loan, Maturing March 31, 2007                         995,179
             Magellan Health Services, Inc.
  1,740,818  Term Loan, Maturing February 12, 2005                    1,470,992
  1,740,818  Term Loan, Maturing February 12, 2006                    1,477,520
             Team Health
  2,910,000  Term Loan, Maturing October 31, 2007                     2,868,169
  2,000,000  Term Loan, Maturing October 31, 2008                     1,983,334
-------------------------------------------------------------------------------
                                                                 $   56,231,381
-------------------------------------------------------------------------------
Hotels -- 1.1%
-------------------------------------------------------------------------------
             Extended Stay America
$ 7,159,347  Term Loan, Maturing December 31, 2007               $    7,118,331
             KSL Recreation Group, Inc.
  2,350,515  Term Loan, Maturing April 30, 2005                       2,339,743
  2,350,515  Term Loan, Maturing April 30, 2006                       2,342,437
             Wyndham International, Inc.
  4,389,594  Term Loan, Maturing June 30, 2006                        3,317,436
-------------------------------------------------------------------------------
                                                                 $   15,117,947
-------------------------------------------------------------------------------
Household Furnishings & Appliances -- 0.9%
-------------------------------------------------------------------------------
             Goodman Manufacturing Company, L.P.
$   441,756  Term Loan, Maturing September 30, 2003              $      428,503
    742,390  Term Loan, Maturing April 9, 2004                          720,118
  1,148,167  Term Loan, Maturing July 31, 2005                        1,133,815
             Sealy Mattress Company
  2,282,774  Term Loan, Maturing December 15, 2004                    2,221,900
  1,759,928  Term Loan, Maturing December 15, 2005                    1,712,996
  2,136,829  Term Loan, Maturing December 15, 2006                    2,079,846
             Simmons Company
    697,081  Term Loan, Maturing October 30, 2005                       697,330
    439,273  Term Loan, Maturing October 30, 2006                       439,914
             Sleepmaster, LLC
  1,992,931  Term Loan, Maturing December 31, 2006                    1,928,161
-------------------------------------------------------------------------------
                                                                 $   11,362,583
-------------------------------------------------------------------------------
Household Products -- 1.4%
-------------------------------------------------------------------------------
             Church & Dwight Co. Inc.
$ 7,481,250  Term Loan, Maturing September 30, 2007              $    7,534,240
             Rayovac Corporation
  3,000,000  Term Loan, Maturing September 30, 2009                   3,000,939
             The Scotts Company
  2,951,830  Term Loan, Maturing December 31, 2007                    2,963,823
             United Industries Corporation
  4,621,463  Term Loan, Maturing January 20, 2006                     4,638,794
             Werner Holding Co.
    617,448  Term Loan, Maturing November 30, 2004                      613,397
    377,330  Term Loan, Maturing November 30, 2005                      374,971
-------------------------------------------------------------------------------
                                                                 $   19,126,164
-------------------------------------------------------------------------------
Insurance -- 0.8%
-------------------------------------------------------------------------------
             Hilb, Rogal and Hamilton Company
$ 4,488,750  Term Loan, Maturing June 30, 2007                   $    4,499,972
             White Mountains Insurance Group, LTD.
  3,368,932  Term Loan, Maturing March 31, 2006                       3,360,510
             Willis Corroon Corporation
  1,504,546  Term Loan, Maturing February 5, 2005                     1,463,171
    597,668  Term Loan, Maturing February 19, 2007                      594,182
  1,242,719  Term Loan, Maturing February 19, 2008                    1,237,671
-------------------------------------------------------------------------------
                                                                 $   11,155,506
-------------------------------------------------------------------------------
Leisure -- 1.1%
-------------------------------------------------------------------------------
             Blount International Inc.
$ 1,301,930  Term Loan, Maturing July 31, 2006                   $    1,279,959
             New England Sports Ventures, LLC
    784,615  Revolving Loan, Maturing February 28, 2005                 782,654
 12,000,000  Term Loan, Maturing February 28, 2005                   12,000,000
-------------------------------------------------------------------------------
                                                                 $   14,062,613
-------------------------------------------------------------------------------
Machinery -- 2.2%
-------------------------------------------------------------------------------
             Flowserve Corporation
$ 2,652,189  Term Loan, Maturing June 30, 2007                   $    2,603,291
  8,721,714  Term Loan, Maturing June 30, 2009                        8,632,160
             Terex Corporation
  3,990,000  Term Loan, Maturing June 30, 2009                        3,754,590
             The Manitowoc Company
  6,616,250  Term Loan, Maturing June 30, 2007                        6,641,888
             Thermadyne MFG LLC
  3,975,083  Term Loan, Maturing May 22, 2005                         3,650,450
  3,975,083  Term Loan, Maturing May 22, 2006                         3,650,450
-------------------------------------------------------------------------------
                                                                 $   28,932,829
-------------------------------------------------------------------------------
Manufacturing -- 4.0%
-------------------------------------------------------------------------------
             Advanced Glassfiber Yarns LLC
$ 2,972,806  Term Loan, Maturing September 30, 2005              $    1,858,004
             Citation Corporation
    998,751  Term Loan, Maturing December 1, 2007                       883,894
             Dayton Superior Corporation
    606,944  Term Loan, Maturing September 29, 2005                     603,909
  2,479,731  Term Loan, Maturing May 31, 2008                         2,476,631
             Dresser, Inc.
  4,657,261  Term Loan, Maturing March 31, 2007                       4,673,892
             Ingram Industries, Inc.
  4,987,500  Term Loan, Maturing June 30, 2008                        4,946,977
             JohnsonDiversey, Inc.
  1,932,463  Term Loan, Maturing November 30, 2008                    1,933,068
  5,500,000  Term Loan, Maturing November 30, 2009                    5,509,169
             Motor Coach Industries
  2,454,284  Term Loan, Maturing June 15, 2006                        2,119,888
             Mueller Group, Inc.
  3,990,000  Term Loan, Maturing May 31, 2008                         3,982,020
             Owens Corning
  4,691,244  Revolving Loan, Maturing November 15, 2002*              2,521,544
             Polypore Incorporated
  4,124,179  Term Loan, Maturing December 31, 2006                    4,124,179
  1,492,500  Term Loan, Maturing December 31, 2007                    1,496,854
             SPX Corporation
  4,114,688  Term Loan, Maturing September 30, 2009                   4,099,002
  6,857,813  Term Loan, Maturing March 31, 2010                       6,834,242
             Synthetic Industries, Inc.
  2,471,822  Term Loan, Maturing December 30, 2007                    2,264,807
             Trimas Corporation
  2,750,000  Term Loan, Maturing December 31, 2009                    2,762,031
-------------------------------------------------------------------------------
                                                                 $   53,090,111
-------------------------------------------------------------------------------
Metals & Mining -- 0.6%
-------------------------------------------------------------------------------
             Compass Minerals Group, Inc
$ 1,215,349  Term Loan, Maturing November 28, 2009               $    1,220,856
             Ispat Inland, LP
    497,403  Term Loan, Maturing July 16, 2005                          338,234
    497,403  Term Loan, Maturing July 16, 2006                          338,234
             Neenah Foundry Company
  2,794,859  Term Loan, Maturing September 30, 2005                   2,606,206
             Stillwater Mining Company
  1,421,370  Term Loan, Maturing June 30, 2006                        1,371,622
  2,409,985  Term Loan, Maturing June 30, 2007                        2,241,286
-------------------------------------------------------------------------------
                                                                 $    8,116,438
-------------------------------------------------------------------------------
Miscellaneous -- 0.6%
-------------------------------------------------------------------------------
             AMSCAN Holdings, Inc.
$ 1,963,758  Term Loan, Maturing December 31, 2004               $    1,904,845
             Sotheby's Holdings, INC
  4,038,462  Term Loan, Maturing February 28, 2003                    4,018,269
             Weight Watchers International, Inc.
  1,150,861  Term Loan, Maturing December 31, 2007                    1,157,335
    681,992  Term Loan, Maturing December 31, 2008                      685,828
-------------------------------------------------------------------------------
                                                                 $    7,766,277
-------------------------------------------------------------------------------
Office Equipment & Supplies -- 0.8%
-------------------------------------------------------------------------------
             Iron Mountain Incorporated
$ 8,000,000  Term Loan, Maturing February 15, 2008               $    8,031,664
             Xerox Corporation
  3,000,000  Term Loan, Maturing April 30, 2005                       2,850,000
-------------------------------------------------------------------------------
                                                                 $   10,881,664
-------------------------------------------------------------------------------
Oil & Gas -- 0.9%
-------------------------------------------------------------------------------
             The Premcor Refining Group, Inc.
$12,250,000  Term Loan, Maturing August 23, 2003                 $   12,158,125
-------------------------------------------------------------------------------
                                                                 $   12,158,125
-------------------------------------------------------------------------------
Paper & Forest Products -- 0.1%
-------------------------------------------------------------------------------
             Bear Island Paper Company, LLC
$ 1,178,130  Term Loan, Maturing December 31, 2005               $    1,148,677
-------------------------------------------------------------------------------
                                                                 $    1,148,677
-------------------------------------------------------------------------------
Personal Products -- 1.5%
-------------------------------------------------------------------------------
             Armkel, LLC
$ 2,475,000  Term Loan, Maturing March 31, 2009                  $    2,494,889
             Mary Kay Cosmetics, Inc.
  6,072,819  Term Loan, Maturing December 6, 2002                     6,095,592
             Playtex Products, Inc.
  8,945,000  Term Loan, Maturing May 31, 2009                         8,914,256
             Revlon Consumer Products Corporation
  2,000,000  Term Loan, Maturing May 30, 2005                         1,848,334
-------------------------------------------------------------------------------
                                                                 $   19,353,071
-------------------------------------------------------------------------------
Publishing & Printing -- 4.0%
-------------------------------------------------------------------------------
             American Media Operations Inc.
$ 5,347,026  Term Loan, Maturing April 1, 2008                   $    5,392,144
             Journal Register Company
  8,427,319  Term Loan, Maturing September 30, 2006                   8,332,512
             Liberty Group Operating, Inc.
  3,659,926  Term Loan, Maturing April 30, 2007                       3,641,627
             Merrill Corporation
  3,914,887  Term Loan, Maturing November 15, 2006                    3,550,802
             Morris Communications Corporation
  8,000,000  Term Loan, Maturing September 30, 2009                   8,008,752
             R.H. Donnelley Inc.
  1,793,215  Term Loan, Maturing December 5, 2005                     1,784,997
  1,679,514  Term Loan, Maturing December 5, 2006                     1,671,816
             The McClatchy Company
  7,161,656  Term Loan, Maturing September 10, 2007                   7,171,503
             The Reader's Digest Association, Inc.
  5,985,000  Term Loan, Maturing May 20, 2008                         5,769,289
             Transwestern Publishing Company LLC
  7,943,976  Term Loan, Maturing June 27, 2008                        7,909,221
-------------------------------------------------------------------------------
                                                                 $   53,232,663
-------------------------------------------------------------------------------
Real Estate -- 5.5%
-------------------------------------------------------------------------------
             125 West 55th Street
$ 5,430,159  Term Loan, Maturing June 9, 2004                    $    5,430,159
             622 Third Ave Company LLC
  5,000,000  Term Loan, Maturing September 30, 2004                   5,000,000
             AGBRI Octagon
  3,464,532  Term Loan, Maturing May 31, 2004                         3,438,548
             AIMCO Properties, L.P.
  7,399,156  Term Loan, Maturing February 28, 2004                    7,394,532
             AP-Knight LP
  3,216,377  Term Loan, Maturing December 31, 2004                    3,212,356
             Crescent Real Estate Equities, L.P.
  8,000,000  Term Loan, Maturing May 31, 2005                         7,995,000
             FFD Development Company, LLC
  1,120,000  Revolving Loan, Maturing April 2, 2004                   1,114,400
             iStar Preferred Holdings LLC
  2,000,000  Term Loan, Maturing July 20, 2006                        1,980,000
             Lennar Corporation
  5,127,147  Term Loan, Maturing May 2, 2007                          5,141,888
             Macerich Partnership, L.P.
  4,500,000  Term Loan, Maturing July 15, 2005                        4,494,375
             MeriStar Investment Partners, L.P.
  2,365,000  Term Loan, Maturing March 31, 2003                       2,370,913
    942,655  Term Loan, Maturing March 31, 2004                         945,011
             Newkirk Master, L.P.
  4,962,500  Term Loan, Maturing December 31, 2004                    4,987,313
             OLY Hightop Parent
  2,116,905  Term Loan, Maturing March 31, 2006                       2,116,905
             Strategic Hotel Capital, LLC
  2,993,739  Term Loan, Maturing April 30, 2004                       2,933,864
             Trizec Properties, Inc.
  8,000,000  Term Loan, Maturing May 29, 2005                         7,990,000
             Westfield America Limited Partnership
  6,000,000  Term Loan, Maturing May 3, 2005                          5,985,000
-------------------------------------------------------------------------------
                                                                 $   72,530,264
-------------------------------------------------------------------------------
Restaurants -- 0.9%
-------------------------------------------------------------------------------
             AFC Enterprises Inc
$ 3,990,000  Term Loan, Maturing May 23, 2009                    $    3,995,817
             Buffets, Inc.
  7,980,000  Term Loan, Maturing June 30, 2009                        7,999,950
-------------------------------------------------------------------------------
                                                                 $   11,995,767
-------------------------------------------------------------------------------
Retail - Food & Drug -- 5.0%
-------------------------------------------------------------------------------
             Domino's Inc.
$ 5,985,000  Term Loan, Maturing June 30, 2008                   $    5,999,963
             Duane Reade Inc.
  3,035,224  Term Loan, Maturing February 15, 2007                    3,040,915
             Fleming Companies, Inc.
    981,818  Revolving Loan, Maturing June 18, 2008                     935,182
  9,975,000  Term Loan, Maturing June 18, 2008                        9,715,649
             Giant Eagle, Inc.
  5,750,000  Term Loan, Maturing August 6, 2009                       5,757,188
             Rite Aid Corporation
 20,591,415  Term Loan, Maturing June 27, 2005                       20,282,544
    848,764  Term Loan, Maturing June 27, 2006                          828,818
             Roundy's, Inc.
  7,481,250  Term Loan, Maturing June 6, 2009                         7,436,048
             SDM Corporation
  8,915,015  Term Loan, Maturing February 4, 2009                     8,937,303
             Winn-Dixie Stores
  3,052,331  Term Loan, Maturing March 28, 2007                       3,065,367
-------------------------------------------------------------------------------
                                                                 $   65,998,977
-------------------------------------------------------------------------------
Retail - Multiline -- 0.8%
-------------------------------------------------------------------------------
             Charming Shoppes, Inc.
$   699,200  Revolving Loan, Maturing August 31, 2004            $      699,200
             Kmart Corporation
  5,500,000  DIP Loan, Maturing April 22, 2004                        5,373,956
             Shopko Stores, Inc.
  4,000,000  Term Loan, Maturing March 12, 2004                       4,005,000
-------------------------------------------------------------------------------
                                                                 $   10,078,156
-------------------------------------------------------------------------------
Retail - Specialty -- 2.2%
-------------------------------------------------------------------------------
             Advance Stores Company, Inc.
$   996,704  Term Loan, Maturing November 30, 2006               $      992,759
  5,990,641  Term Loan, Maturing November 30, 2007                    6,011,236
             CSK Auto, Inc.
  9,000,000  Term Loan, Maturing December 21, 2005                    9,036,567
             Jo-Ann Stores, Inc.
  3,000,000  Term Loan, Maturing April 30, 2005                       2,985,000
             Petco Animal Supplies Inc.
  2,992,248  Term Loan, Maturing October 2, 2008                      3,002,535
             Travelcenters of America, Inc.
  7,647,237  Term Loan, Maturing November 30, 2008                    7,681,887
-------------------------------------------------------------------------------
                                                                 $   29,709,984
-------------------------------------------------------------------------------
Road & Rail -- 0.4%
-------------------------------------------------------------------------------
             Kansas City Southern Industries, Inc.
$ 1,920,188  Term Loan, Maturing June 12, 2008                   $    1,920,721
             RailAmerica Australia Finance Pty. LTD.
    640,000  Term Loan, Maturing May 31, 2009                           639,680
             RailAmerica Canada Corp.
    533,333  Term Loan, Maturing May 31, 2009                           533,067
             RailAmerica Transportation Corp.
  2,826,667  Term Loan, Maturing May 31, 2009                         2,825,253
-------------------------------------------------------------------------------
                                                                 $    5,918,721
-------------------------------------------------------------------------------
Shipping Lines -- 0.2%
-------------------------------------------------------------------------------
             American Commercial Lines
$ 1,215,776  Term Loan, Maturing June 30, 2006                   $      962,895
  2,090,012  Term Loan, Maturing July 30, 2006                        1,655,289
-------------------------------------------------------------------------------
                                                                 $    2,618,184
-------------------------------------------------------------------------------
Telecommunications - Wireline -- 1.0%
-------------------------------------------------------------------------------
             Alec Holdings, Inc.
$ 1,297,368  Term Loan, Maturing November 30, 2006               $    1,221,689
  1,167,632  Term Loan, Maturing November 30, 2007                    1,095,627
             Broadwing Inc.
  1,189,466  Term Loan, Maturing December 31, 2004                      988,744
  1,304,889  Revolving Loan, Maturing December 31, 2005               1,053,698
  5,120,109  Term Loan, Maturing December 31, 2005                    4,187,113
             Fairpoint Communications, Inc.
  4,922,680  Term Loan, Maturing March 31, 2007                       4,602,706
-------------------------------------------------------------------------------
                                                                 $   13,149,577
-------------------------------------------------------------------------------
Telecommunications - Wireless -- 1.2%
-------------------------------------------------------------------------------
             American Tower, L.P.
$ 2,000,000  Term Loan, Maturing December 31, 2006               $    1,623,750
  3,500,000  Term Loan, Maturing December 31, 2007                    2,874,921
             American Cellular Corporation
    288,335  Term Loan, Maturing March 31, 2006                         177,326
             Centennial Cellular Corp.
  1,341,734  Term Loan, Maturing November 30, 2006                      858,374
    925,196  Term Loan, Maturing November 30, 2007                      590,840
             Cricket Communications, Inc.
  1,500,000  Term Loan, Maturing June 30, 2007*                         266,250
             Microcell Connexions
    966,021  Term Loan, Maturing March 1, 2006                          249,958
             Nextel Communications, Inc.
    500,000  Term Loan, Maturing June 30, 2008                          442,574
    500,000  Term Loan, Maturing December 30, 2008                      442,574
  5,500,000  Term Loan, Maturing March 31, 2009                       4,745,472
             Spectrasite Communications, Inc.
  4,000,000  Term Loan, Maturing December 31, 2007                    3,362,728
             Western Wireless
    300,000  Term Loan, Maturing September 30, 2007                     173,250
    730,000  Term Loan, Maturing September 30, 2008                     423,400
             Winstar Communications, Inc.
    241,512  DIP Loan, Maturing June 30, 2003*                           70,039
-------------------------------------------------------------------------------
                                                                 $   16,301,456
-------------------------------------------------------------------------------
Theaters -- 0.4%
-------------------------------------------------------------------------------
             Loews Cineplex Entertainment Corporation
$ 3,165,909  Term Loan, Maturing December 5, 2002                $    3,124,357
  1,809,091  Term Loan, Maturing March 31, 2007                       1,785,347
    333,333  Revolving Loan, Maturing March 31, 2007                    333,958
-------------------------------------------------------------------------------
                                                                 $    5,243,662
-------------------------------------------------------------------------------
Utilities -- 0.6%
-------------------------------------------------------------------------------
             Michigan Electric Transmission Company, LLC
$ 4,488,750  Term Loan, Maturing June 30, 2007                   $    4,501,377
             Pacific Energy Group, LLC
  4,000,000  Term Loan, Maturing July 26, 2009                        4,012,500
-------------------------------------------------------------------------------
                                                                 $    8,513,877
-------------------------------------------------------------------------------

Total Senior Floating Rate Interests
  (identified cost, $1,211,737,725)                              $1,165,889,727
-------------------------------------------------------------------------------

Corporate Bonds & Notes -- 1.3%

Principal
Amount       Security                                                     Value
-------------------------------------------------------------------------------
Airlines -- 0.3%
-------------------------------------------------------------------------------
             Delta Air Lines
$ 5,000,000  7.70%, 12/15/05                                     $    3,102,260
-------------------------------------------------------------------------------
                                                                 $    3,102,260
-------------------------------------------------------------------------------

Business Services - Miscellaneous -- 0.4%
-------------------------------------------------------------------------------
             Cendant Corp.
$ 3,000,000  6.875%, 8/15/06                                     $    2,987,445
             ServiceMaster
  2,342,000  8.45%, 4/15/05                                           2,595,313
-------------------------------------------------------------------------------
                                                                 $    5,582,758
-------------------------------------------------------------------------------

Financial Services -- 0.2%
-------------------------------------------------------------------------------
             GATX Capital Corp.
$ 3,000,000  8.25%, 9/1/03                                       $    2,991,438
-------------------------------------------------------------------------------
                                                                 $    2,991,438
-------------------------------------------------------------------------------

Medical Products -- 0.4%
-------------------------------------------------------------------------------
             Boston Scientific
$ 5,250,000  6.625%, 3/15/05                                     $    5,614,019
-------------------------------------------------------------------------------
                                                                 $    5,614,019
-------------------------------------------------------------------------------

Total Corporate Bonds & Notes
  (identified cost, $18,623,474)                                 $   17,290,475
-------------------------------------------------------------------------------

Common Stocks and Warrants -- 0.0%

Shares/Rights   Security                                             Value
-------------------------------------------------------------------------------
      7,860  Exide Corporation(2)                                $       --
-------------------------------------------------------------------------------

Total Common Stocks and Warrants
  (identified cost, $0)                                          $       --
-------------------------------------------------------------------------------

Commercial Paper -- 9.5%

Principal
Amount       Security                                                Value
-------------------------------------------------------------------------------
$18,797,000  American Express Credit, 1.72%, 11/7/02             $   18,791,611
 21,199,000  Barton Capital Corp., 1.78%, 11/13/02                   21,186,422
 18,797,000  CXC, Inc 1.86%, 11/1/02                                 18,797,000
 18,797,000  General Electric Capital, 1.90%, 11/1/02                18,797,000
 23,273,000  Old Line Funding, 1.77%, 11/25/02                       23,245,538
 25,768,000  Prudential Funding Corp., 1.78%, 11/6/02                25,761,630
-------------------------------------------------------------------------------
Total Commerical Paper
  (amortized cost, $126,579,201)                                 $  126,579,201
-------------------------------------------------------------------------------
Total Investments -- 98.7%
  (identified cost, $1,356,940,401)                              $1,309,759,403
-------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.3%                           $   16,368,818
------------------------------------------------------------------------------
Net Assets -- 100.0%                                             $1,326,128,221
------------------------------------------------------------------------------
(1) Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at the election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating rate interests will have an expected average life of approximately three years.
(2) Non-income producing property.
  * Defaulted security.

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2002

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
As of October 31, 2002

Assets
------------------------------------------------------------------------------

Investments, at value
  (identified cost, $1,356,940,401)                             $1,309,759,403
Cash                                                                13,661,604
Interest receivable                                                  4,221,608
Prepaid expenses                                                       160,207
------------------------------------------------------------------------------
Total assets                                                    $1,327,802,822
------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------
Payable for open swap contracts                                 $    1,453,205
Payable to affiliate for Trustees' fees                                  3,451
Accrued expenses                                                       217,945
------------------------------------------------------------------------------
Total liabilities                                               $    1,674,601
------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio       $1,326,128,221
------------------------------------------------------------------------------
Sources of Net Assets
Net proceeds from capital contributions and withdrawals         $1,374,686,022
Net unrealized depreciation (computed on the
  basis of identified cost)                                        (48,557,801)
------------------------------------------------------------------------------
Total                                                           $1,326,128,221
------------------------------------------------------------------------------

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2002

Statement of Operations

For the Year Ended
October 31, 2002

Investment Income
------------------------------------------------------------------------------
Interest                                                        $   76,162,792
------------------------------------------------------------------------------
Total investment income                                         $   76,162,792
------------------------------------------------------------------------------
Expenses
------------------------------------------------------------------------------
Investment adviser fee                                          $    7,990,283
Trustees' fees and expenses                                             76,042
Custodian fee                                                          328,450
Legal and accounting services                                          190,615
Miscellaneous                                                          228,305
------------------------------------------------------------------------------
Total expenses                                                  $    8,813,695
------------------------------------------------------------------------------
Net investment income                                           $   67,349,097
Realized and Unrealized Loss
------------------------------------------------------------------------------
Net realized loss --
  Investment transactions (identified cost basis)               $  (14,790,884)
------------------------------------------------------------------------------
Net realized loss                                               $  (14,790,884)
------------------------------------------------------------------------------
Change in unrealized depreciation --
  Investments (identified cost basis)                           $  (22,729,812)
  Interest rate swap contracts                                        (327,660)
------------------------------------------------------------------------------
Net change in unrealized depreciation                           $  (23,057,472)
------------------------------------------------------------------------------
Net realized and unrealized loss                                $  (37,848,356)
------------------------------------------------------------------------------
Net increase in net assets from operations                      $   29,500,741
------------------------------------------------------------------------------

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2002

Statements of Changes in Net Assets

Increase (Decrease)                        Year Ended         Year Ended
in Net Assets                              October 31, 2002   October 31, 2001
------------------------------------------------------------------------------
From operations --
  Net investment income                         $67,349,097         $53,147,280
  Net realized gain (loss)                      (14,790,884)            477,260
  Net change in unrealized appreciation
    (depreciation)                              (23,057,472)        (25,331,445)
------------------------------------------------------------------------------
Net increase in net assets from operations      $29,500,741         $28,293,095
------------------------------------------------------------------------------
Capital transactions --
  Contributions                                $489,824,603      $1,495,843,116
  Withdrawals                                  (580,925,153)       (282,304,261)
------------------------------------------------------------------------------
Net increase (decrease) in
  net assets from
  capital transactions                         $(91,100,550)     $1,213,538,855
------------------------------------------------------------------------------
Net increase (decrease) in net assets          $(61,599,809)     $1,241,831,950
------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------
At beginning of year                         $1,387,728,030        $145,896,080
------------------------------------------------------------------------------
At end of year                               $1,326,128,221      $1,387,728,030
------------------------------------------------------------------------------

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2002

Supplementary Data

                                                                               Year Ended October 31,
                                                        ----------------------------------------------------------------
Ratios/Supplementary Data+                                 2002                     2001                  2000(1)
------------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
    Net expenses                                               0.62%                    0.57%                  0.04%(3)
    Net investment income                                      4.72%                    6.45%                  8.49%(3)
Portfolio Turnover                                               76%                      52%                     3%
------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                                2.19%                      --                     --
------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                  $1,326,128               $1,387,728               $145,896
------------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
    Expenses                                                                            0.61%                  0.79%(3)
    Net investment income                                                               6.41%                  7.74%(3)
------------------------------------------------------------------------------------------------------------------------
(1) For the period from the start of business, September 5, 2000, to October 31, 2000.
(2) Total return is required to be disclosed for the fiscal years beginning December 15, 2000.
(3) Annualized.

                                        See notes to financial statements

Floating Rate Portfolio as of October 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------------------------------------------
  The Floating Rate Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 19, 2000, seeks to provide a high level of current income by investing primarily in senior floating rate loans. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- The Portfolio's investments are in interests in senior floating rate loans (Senior Loans). The Portfolio's investment adviser, Boston Management and Research (BMR) a wholly-owned subsidiary of Eaton Vance Management (EVM), has characterized certain Senior Loans as liquid based on a predetermined acceptable number and range of market quotations available. Such loans are valued on the basis of market valuations furnished by a pricing service. Other Senior Loans are valued at fair value by BMR under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participant in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair valued securities are marked daily as well. Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more then 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

  B Income -- Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required. The Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Portfolio accretes market discounts on debt securities. Facility fees received are recognized as income over the expected term of the loan.

  C Income Taxes -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  D Interest Rate Swaps -- The Portfolio has entered into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase and sale of securities. Pursuant to these agreements the Portfolio receives quarterly payments at a rate equal to a three-month LIBOR. In exchange, the Portfolio makes semi-annual payments at a fixed rate. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

  E Expense Reduction -- Investors Bank & Trust (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

  F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  G Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
  The investment adviser fee is earned by BMR, as compensation for management and investment advisory services rendered to the Portfolio. The fee is equivalent to 0.575% of the Portfolio's average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2002, the fee was equivalent to 0.5601% of the Portfolio's average net assets for such period and amounted to $7,990,283.

  Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2002, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investments
--------------------------------------------------------------------------------
  The Portfolio invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Senior Loans for the year ended
  October 31, 2002 aggregated $956,041,019, $639,132,498 and $327,847,166 respectively.

4 Line of Credit
--------------------------------------------------------------------------------
  The Portfolio participates with other portfolios managed by BMR in a $600 million unsecured line of credit agreement with a group of banks to permit the Portfolio to invest in accordance with its investment practices.
  Interest is charged under the credit agreement at the bank's base rate or at an amount above LIBOR. In addition, a fee computed at the annual rate of 0.10% of the daily unused portion of the line of credit is allocated among the participating portfolios at the end of each quarter. As of October 31, 2002, the Portfolio had no borrowings outstanding. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2002.

5 Federal Income Tax Unrealized Appreciation (Depreciation)
--------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in the value of the investments owned at October 31, 2002, as computed on a federal income tax basis, were as follows:

  Aggregate cost                                                 $1,356,958,966
  -----------------------------------------------------------------------------
  Gross unrealized appreciation                                  $    3,077,497
  Gross unrealized depreciation                                     (50,277,060)
  -----------------------------------------------------------------------------
  Net unrealized depreciation                                    $  (47,199,563)
  -----------------------------------------------------------------------------

6 Financial Instruments
--------------------------------------------------------------------------------
  The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  The Portfolio has entered into an interest rate swap agreement with J.P Morgan Chase whereby the Portfolio makes semi-annual payments at a fixed rate 5.33% on the notional amount of $16,250,000. In exchange, the Portfolio receives payments quarterly equal to three month LIBOR on the same notional amount. The value of the contract, which terminates at July 20, 2005, is recorded as a payable for open swap contracts of $1,453,205, at October 31, 2002.

Floating Rate Portfolio as of October 31, 2002

NOTES TO FINANCIAL STATEMENTS


To the Trustees and Investors of
Floating Rate Portfolio:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Floating Rate Portfolio (the Portfolio) as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended, and for the period from the start of business, September 5, 2000 to October 31, 2000. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and Senior Loans owned at October 31, 2002 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Floating Rate Portfolio at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended, and for the period from the start of business, September 5, 2000 to October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

               DELOITTE & TOUCHE LLP
               Boston, Massachusetts
               December 13, 2002

Eaton Vance Floating-Rate Fund as of October 31, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109.

INTERESTED TRUSTEE(S)

                                                                                                      Number of
                                                                                                    Portfolios in
                              Position(s) with  Term of Office                                       Fund Complex       Other
                              the Trust and the  and Length of    Principal Occupation(s) During     Overseen By    Directorships
Name and Date of Birth            Portfolio         Service       Past Five Years                     Trustee(1)         Held
-----------------------------------------------------------------------------------------------------------------------------------

Jessica M. Bibliowicz              Trustee      Trustee of the    President and Chief Executive          185             None
11/28/59                                       Trust since 1998;  Officer of National Financial
                                               of the Portfolio   Partners (financial services
                                                  since 2000      company) (since April 1999).
                                                                  President and Chief Operating
                                                                  Officer of John A. Levin & Co.
                                                                  (registered investment adviser)
                                                                  (July 1997 to April 1999) and a
                                                                  Director of Baker, Fentress &
                                                                  Company, which owns John A. Levin
                                                                  & Co. (July 1997 to April 1999).
                                                                  Ms. Bibliowicz is an interested
                                                                  person because of her affiliation
                                                                  with a brokerage firm.

James B. Hawkes                    Trustee      Trustee of the    Chairman, President and Chief          190       Director of EVC
11/9/41                                        Trust since 1991;  Executive Officer of BMR, EVM and
                                               of the Portfolio   their corporate parent and
                                                  since 2000      trustee, Eaton Vance Corp. (EVC)
                                                                  and Eaton Vance, Inc. (EV),
                                                                  respectively; Director of EV;
                                                                  Vice President and Director of
                                                                  EVD. Trustee and/or officer of
                                                                  190 investment companies in the
                                                                  Eaton Vance Fund Complex. Mr.
                                                                  Hawkes is an interested person
                                                                  because of his positions with
                                                                  BMR, EVM and EVC, which are
                                                                  affiliates of the Trust and the
                                                                  Portfolio.

NONINTERESTED TRUSTEE(s)
                                                                                                      Number of
                                                                                                    Portfolios in
                              Position(s) with  Term of Office                                       Fund Complex       Other
                              the Trust and the  and Length of     Principal Occupation(s) During    Overseen By    Directorships
Name and Date of Birth            Portfolio         Service       Past Five Years                     Trustee(1)         Held
-----------------------------------------------------------------------------------------------------------------------------------
Donald R. Dwight                   Trustee      Trustee of the    President of Dwight Partners,          190       Trustee/Director
3/26/31                                        Trust since 1986;  Inc. (corporate relations and                      of the Royce
                                               of the Portfolio   communications company).                          Funds (mutual
                                                  since 2000                                                            funds)
                                                                                                                   consisting of 17
                                                                                                                      portfolios

Samuel L. Hayes, III               Trustee      Trustee of the    Jacob H. Schiff Professor of           190         Director of
2/23/35                                        Trust since 1986;  Investment Banking Emeritus,                      Tiffany & Co.
                                               of the Portfolio   Harvard University Graduate                         (specialty
                                                  since 2000      School of Business                                retailer) and
                                                                  Administration.                                    Director of
                                                                                                                     Telect, Inc.
                                                                                                                   (telecommunicati
                                                                                                                     on services
                                                                                                                       company)

Norton H. Reamer                   Trustee      Trustee of the    President, Unicorn Corporation         190             None
9/21/35                                        Trust since 1984;  (an investment and financial
                                               of the Portfolio   advisory services company) (since
                                                  since 2000      September 2000). Chairman,
                                                                  Hellman, Jordan Management Co.,
                                                                  Inc. (an investment management
                                                                  company) (since November 2000).
                                                                  Advisory Director, Berkshire
                                                                  Capital Corporation (investment
                                                                  banking firm) (since June 2002).
                                                                  Formerly, Chairman of the Board,
                                                                  United Asset Management
                                                                  Corporation (a holding company
                                                                  owning institutional investment
                                                                  management firms) and Chairman,
                                                                  President and Director, UAM Funds
                                                                  (mutual funds).

Lynn A. Stout                      Trustee      Trustee of the    Professor of Law, University of        185             None
9/14/57                                        Trust since 1998;  California at Los Angeles School
                                               of the Portfolio   of Law (since July 2001).
                                                  since 2000      Formerly, Professor of Law,
                                                                  Georgetown University Law Center.

Jack L. Treynor                    Trustee      Trustee of the    Investment Adviser and                 170             None
2/21/30                                        Trust since 1984;  Consultant.
                                               of the Portfolio
                                                  since 2000

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                              Position(s) with  Term of Office
                              the Trust and the  and Length of    Principal Occupation(s) During
Name and Date of Birth            Portfolio         Service       Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
William H. Ahern, Jr.         Vice President of   Since 1995      Vice President of EVM and BMR.
7/28/59                           the Trust                       Officer of 34 investment
                                                                  companies managed by EVM or BMR.

Thomas E. Faust Jr.           President of the    Since 2002      Executive Vice President and
5/31/58                             Trust                         Chief Investment Officer of EVM
                                                                  and BMR and Director of EVC.
                                                                  Officer of 50 investment
                                                                  companies managed by EVM or BMR.

Thomas J. Fetter              Vice President of   Since 1997      Vice President of EVM and BMR.
8/20/43                           the Trust                       Officer of 126 investment
                                                                  companies managed by EVM or BMR.

Michael R. Mach               Vice President of   Since 1999      Vice President of EVM and BMR
7/15/47                           the Trust                       since December 1999. Previously,
                                                                  Managing Director and Senior
                                                                  Analyst for Robertson Stephens
                                                                  (1998-1999); Managing Director
                                                                  and Senior Analyst for Piper
                                                                  Jaffray (1996-1998). Officer of
                                                                  23 investment companies managed
                                                                  by EVM or BMR.

Robert B. MacIntosh           Vice President of   Since 1998      Vice President of EVM and BMR.
1/22/57                           the Trust                       Officer of 125 investment
                                                                  companies managed by EVM or BMR.

Scott H. Page                 Vice President of   Since 2000      Vice President of EVM and BMR.
11/30/59                        the Portfolio                     Officer of 11 investment
                                                                  companies managed by EVM or BMR.

Duncan W. Richardson          Vice President of   Since 2001      Senior Vice President and Chief
10/26/57                          the Trust                       Equity Investment Officer of EVM
                                                                  and BMR. Officer of 40 investment
                                                                  companies managed by EVM or BMR.

Walter A. Row, III            Vice President of   Since 2001      Director of Equity Research and a
7/20/57                           the Trust                       Vice President of EVM and BMR.
                                                                  Officer of 21 investment
                                                                  companies managed by EVM or BMR.

Susan M. Schiff               Vice President of   Since 2002      Vice President of EVM and BMR.
3/13/61                           the Trust                       Officer of 24 investment
                                                                  companies managed by EVM or BMR.

Edward E. Smiley, Jr.         Vice President of   Since 1999      Vice President of EVM and BMR.
10/5/44                           the Trust                       Officer of 36 investment
                                                                  companies managed by EVM or BMR.

                              Position(s) with  Term of Office
                              the Trust and the  and Length of    Principal Occupation(s) During
Name and Date of Birth            Portfolio         Service       Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Payson F. Swaffield           President of the   Since 2002(2)    Vice President of EVM and BMR.
8/13/56                           Portfolio                       Officer of 11 investment
                                                                  companies managed by EVM or BMR.

Alan R. Dynner                    Secretary    Secretary of the   Vice President, Secretary and
10/10/40                                       Trust since 1997;  Chief Legal Officer of BMR, EVM,
                                               of the Portfolio   EVD and EVC. Officer of 190
                                                  since 2000      investment companies managed by
                                                                  EVM or BMR.

Barbara E. Campbell           Treasurer of the   Since 2002(2)    Vice President of EVM and BMR.
6/19/57                           Portfolio                       Officer of 190 investment
                                                                  companies managed by EVM or BMR.

James L. O'Connor             Treasurer of the    Since 1989      Vice President of BMR, EVM and
4/1/45                              Trust                         EVD. Officer of 112 investment
                                                                  companies managed by EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.
(2) Prior to 2002, Mr. Swaffield served as Vice President since 2000 and Ms. Campbell served as Assistant Treasurer since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

INVESTMENT ADVISER OF FLOATING RATE PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE FLOATING-RATE FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022


EATON VANCE FLOATING-RATE FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

-------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
-------------------------------------------------------------------------------

                               EATON VANCE FUNDS
                            EATON VANCE MANAGEMENT
                        BOSTON MANAGEMENT AND RESEARCH
                        EATON VANCE DISTRIBUTORS, INC.

                                --------------
                                PRIVACY NOTICE
                                --------------

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

o Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

o None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

o Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call:1-800-262-1122


1044-12/02                                                                FRSRC